                                                                  Exhibit 4.04.2



                                     CONSENT

      CONSENT NO. 1 (this "Consent"), dated as of January 17, 1997, under the Credit Agreement, dated as of October 8, 1996 (as amended, supplemented and otherwise modified from time to time, the "Credit Agreement"; capitalized terms used but not defined herein shall have the respective meanings specified in the Credit Agreement), among Saks & Company (the "Company"), the several lenders from time to time party thereto (the "Banks") and The Chase Manhattan Bank, as administrative agent for the Banks (in such capacity, the "Administrative Agent").

      WHEREAS, the Company has requested the Agent and the Banks to consent to matters regarding certain provisions of the Credit Agreement; and

      WHEREAS, the Agent and the Banks party hereto are willing to agree to such request on the terms and conditions contained herein.

      NOW, THEREFORE, in consideration of the mutual premises and mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Consent. Notwithstanding anything to the contrary in the Credit Agreement, at any time prior to March 31, 1997, the Company or one or more of its Subsidiaries shall be permitted to repurchase up to $100,000,000 principal amount of the Saks Finance REMIC Trust Commercial Mortgage Pass-Through Class C Certificates (the "Certificates") and in connection therewith pay any premiums or other transaction costs related to such repurchase and amend the documents relating to the Real Estate Financing to permit such repurchase; provided, however, that at the time of such repurchase no Default or Event of Default shall have occurred and be continuing. No Certificates held by the Company or its Subsidiaries as a result of such repurchase shall be deemed to constitute Indebtedness for any purpose under the Credit Agreement.

      2. Representations and Warranties. To induce the Banks to enter into this Consent, the Company hereby represents and warrants to the Banks as of the date hereof that the representations and warranties made by the Company in the Credit Agreement are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Consent, as if made on and as of the date hereof unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

      3. Counterparts. This Consent may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      4. Continuing Effect of Credit Agreement. Except for the consents and modifications expressly set forth herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

              CONSENT NO. 1 TO THE SAKS & COMPANY CREDIT AGREEMENT

      5. Effectiveness. This Consent shall become effective upon the execution hereof by the Company, the Agent and Required Banks and receipt of same by the Agent.

      6. Governing Law. THIS CONSENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the date first above written.

                                           SAKS & COMPANY


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           THE CHASE MANHATTAN BANK, as
                                           Administrative Agent and as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           CREDIT SUISSE, as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           CANADIAN IMPERIAL BANK OF
                                           COMMERCE, as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           THE LONG-TERM CREDIT BANK OF
                                           JAPAN, LIMITED, NEW YORK BRANCH, as
                                           a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

              CONSENT NO. 1 TO THE SAKS & COMPANY CREDIT AGREEMENT

                                           ARAB BANKING CORPORATION, as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           BANKERS TRUST COMPANY, as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           MELLON BANK, as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           THE CIT GROUP/BUSINESS CREDIT, INC.,
                                           as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           THE BANK OF TOKYO -- MITSUBISHI
                                           TRUST COMPANY, as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           SOCIETE GENERALE, as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           THE SUMITOMO TRUST AND BANKING
                                           CO., LTD., NEW YORK BRANCH, as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

              CONSENT NO. 1 TO THE SAKS & COMPANY CREDIT AGREEMENT

                                           CREDIT LYONNAIS, NEW YORK BRANCH,
                                           as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           FIRST HAWAIIAN BANK, as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           FLEET BANK, NATIONAL ASSOCIATION,
                                           as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           ALLIED IRISH BANKS, P.L.C., CAYMAN
                                           ISLANDS BRANCH, as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           NIPPON CREDIT BANK, as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           POSTIPANKKI  LTD., as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           WELLS FARGO BANK, N.A., as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

              CONSENT NO. 1 TO THE SAKS & COMPANY CREDIT AGREEMENT

                                           FIRST UNION NATIONAL BANK, as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           SWISS BANK CORPORATION, NEW YORK
                                           BRANCH, as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           BANK OF SCOTLAND, as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           CORESTATES BANK, as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           BANQUE FRANCAISE DU COMMERCE
                                           EXTERIEUR, as a Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           GIROCREDIT BANK, AG der SPARKASSEN,
                                           GRAND CAYMAN ISLAND BRANCH, as a
                                           Bank


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

              CONSENT NO. 1 TO THE SAKS & COMPANY CREDIT AGREEMENT

                           ACKNOWLEDGMENT AND CONSENT

      Each of the undersigned corporations hereby:

      (a) acknowledges and consents to the execution, delivery and performance of (i) Consent No. 1, dated as of January 17, 1997, under the Credit Agreement, dated as of October 8, 1996 (as amended, supplemented and otherwise modified from time to time, the "Credit Agreement"), among Saks & Company (the "Company"), the several lenders from time to time party thereto (the "Banks") and The Chase Manhattan Bank, as administrative agent for the Banks (in such capacity, the "Administrative Agent") and (ii) the transactions contemplated thereby; and

      (b) agrees that such execution, delivery and performance shall not in any way affect such corporation's obligations under any Credit Document (as defined in the Credit Agreement) to which such corporation is a party or, in the case of the Company, the Trademark Security Agreement, dated as of July 2, 1990, as amended, supplemented or otherwise modified, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim (other than resulting from the gross negligence or willful misconduct of the Administrative Agent or any Bank).

      Dated: January __, 1997

                                           SAKS & COMPANY


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           SAKS HOLDINGS, INC.


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           CAFE SFA-MINNEAPOLIS, INC.
                                           THE RESTAURANT AT SAKS FIFTH
                                              AVENUE CORPORATION
                                           SAKS FIFTH AVENUE FOOD
                                              CORPORATION


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

                                           SAKS FIFTH AVENUE, INC.
                                           SAKS FIFTH AVENUE, ATLANTA, INC.
                                           SAKS, CHICAGO, INC.
                                           SAKS FIFTH AVENUE- LOUISIANA, INC.
                                           SAKS FIFTH AVENUE OF MISSOURI, INC.
                                           SAKS FIFTH AVENUE OF OHIO, INC.
                                           SAKS FIFTH AVENUE-STAMFORD, INC.
                                           SAKS FIFTH AVENUE OF TEXAS, INC.
                                           SAKS SPECIALTY STORES, INC.
                                           SFA DATA PROCESSING, INC.
                                           SFA FOLIO COLLECTIONS, INC.
                                           SFA REAL ESTATE CO.


                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:

AGREED TO AND ACCEPTED
THE CHASE MANHATTAN BANK,
as Administrative Agent


By:
   ----------------------------------
      Name:
      Title:


                                       2